COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
33.	COMMITMENTS AND CONTINGENCIES

(a)	Operating lease commitments

From January 1, 2008, Jiangxi Jinko leased buildings and land use rights from Desun, under a non-cancelable operating lease expiring in January 2018. In addition, the Group also leased office buildings for its offices under non-cancelable operating lease from third parties.

The Group is opening its first U.S. factory in Jacksonville, Florida, of which the annual production of solar modules is expected to be 400 MW. The Group leased buildings and lands for the factory under a non-cancelable operating lease from a third party. Total amount of the related operating lease commitments will be up to RMB104.6 million in the future.

Future minimum obligations for operating leases are as follows:

Year ending December 31,	RMB
2018	50,755,609
2019	34,354,435
2020	29,999,378
2021	29,596,057
2022	25,574,400
Thereafter	82,177,148
Total	252,457,027

Rental expense under all operating leases were RMB14,375,422, RMB20,574,072 and RMB19,313,730 for the years ended December 31, 2015, 2016 and 2017, respectively.

(b)	Capital commitments

The Group entered into several purchase agreements and supplementary agreements with certain suppliers to acquire machineries to be used in the manufacturing of its products. The Group's total future payments under these purchase agreements amounted to RMB3,309,348,608 as of December 31, 2017.

Year ending December 31,	RMB
2018	1,592,950,011
2019	1,579,598,597
Thereafter	136,800,000
Total	3,309,348,608

(c)	Contingencies

In July 2008, Jiangxi Jinko entered into a long-term supply agreement with Wuxi Zhongcai, a producer of polysilicon materials. Jiangxi Jinko provided a prepayment of RMB95.6 million pursuant to such contract. Wuxi Zhongcai subsequently halted production as a result of the adverse changes in the polysilicon market. In February 2013, Jiangxi Jinko sued Wuxi Zhongcai in Shangrao City Intermediate People’s Court for the refund of the outstanding balance of our prepayment of RMB93.2 million after deducting delivery made to Jiangxi Jinko by an affiliate of Wuxi Zhongcai. In February 2013, Wuxi Zhongcai sued Jiangxi Jinko in Shanghai Pudong New Area People’s Court for approximately RMB2.7 million for breaching the contract by failing to make allegedly required payments and reject the refund of the prepayment of RMB 95.6 million to Jiangxi Jinko. In December, 2015, Jiangxi Jinko made an alternation of the claim under which Jiangxi Jinko requested the refund of the prepayment of RMB93.2 million, the interests accrued from such prepayment, and the liquidated damages in the amount of RMB93.2 million. In January, 2016, Wuxi Zhongcai also changed the plea, in which Wuxi Zhongcai claimed for the liquidated damages amounting to approximately RMB102 million, the losses suffered from the termination of the agreement in the amount of RMB 150 million and rejected the refund of the prepayment of RMB 95.6 million to Jiangxi Jinko The above two lawsuits are pending before the Shanghai High People’s court as of the date of this annual report. The Company is unable to reliably estimate the probability of prevailing in the case and the scope of any liabilities.

In the fourth quarter of 2017, the Company decided to fulfill the demand for its solar products in South Africa through other overseas manufacturing facilities, and closed its manufacturing facility in South Africa. In December 2017, the South African Revenue Services (“SARS”), issued a letter of demand in terms of the Customs and Excise Act (the “Act”). The demand is for the amount of approximately ZAR573.1 million (US$42.4 million) against JinkoSolar (Pty) Ltd, our subsidiary. SARS alleges that JinkoSolar (Pty) Ltd’s importation of certain components for the manufacturer of solar panels and the rebate of customs duty did not comply with the Act. The Company is of the view that SARS’ decision to persist with the letter of demand for the amounts in question is without any legal basis and intend on vigorously defending all claims against JinkoSolar (Pty) Ltd. JinkoSolar (Pty) Ltd has submitted an application to SARS for the suspension of payment for the amount demanded, pending the finalization of the dispute. JinkoSolar (Pty) Ltd intends to lodge an internal appeal in terms of section 77A – 77F of the Act against the decision of SARS to claim the amounts demanded and the basis thereof. The Company assessed the potential impact of the dispute and concluded that the potential exposure JinkoSolar (Pty) Ltd. would be subject to is less than RMB70,000, which is immaterial to its consolidated financial statements.
(d)	Guarantees

Upon the disposition of Jiangxi Jinko Engineering, the Company provided the loan guarantee and redemption guarantee to Jiangxi Jinko Engineering (note 3 & note 31).

The Company provided a debt payment guarantee in connection with a loan facility granted to Sweihan PV Power Company P.J.S.C (“Sweihan”), equity investee of the Company for developing overseas solar power project, in a maximum aggregate principal amount not exceeding US$42.9 million. At the same time, pursuant to the shareholders agreement, the Company together with another shareholder of Sweihan, shall enable Sweihan to repay the loan facility in full. Therefore, the Company believes the probability of Sweihan’s default of repayment is remote, and no liability of the guarantee is recognized as of December 31, 2017.